UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2025

PIMCO Asset-Based Lending Company LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56764	33-4188434
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Newport Center Drive, Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

(949) 720-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On November 3, 2025, the Company issued and sold the following unregistered shares of the Company (with the final number of shares being determined on November 28, 2025) to third party investors for cash:

Type	Number of Shares Sold	Aggregate Consideration
Series I
Anchor I Shares	-	$-
Anchor II Shares	217,919	2,215,000
Anchor II-B Shares	-	-
E Shares	980	10,000
Standard A Shares	7,364	75,000
Standard B Shares	-	-
Series II
Anchor I Shares	1,920,049	$19,662,100
Anchor II Shares	12,713	130,000
Anchor III Shares	-	-
E Shares	14,611	150,000
Standard A Shares	97,724	1,000,000

The offer and sale of shares above were exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2), including Regulation D (for sales to accredited investors) and/or Regulation S (for sales to non-U.S. investors outside of the United States) thereunder.

Item 8.01	Other Events.

Net Asset Value

On November 28, 2025, PIMCO, in its capacity as the operating manager of the Company, determined the net asset value (“Net Asset Value”) per share, being the price at which sales of the Company’s shares are made, of the following types of the Company’s shares as of October 31, 2025:

Type	Net Asset Value per Share
Series I
Anchor I Shares	$10.20
Anchor II Shares	10.16
Anchor II-B Shares	10.19
E Shares	10.20
Standard A Shares	10.18
Standard B Shares	10.18
Series II
Anchor I Shares	$10.24
Anchor II Shares	10.23
Anchor III Shares	10.25
E Shares	10.27
Standard A Shares	10.23

As of November 28, 2025, there were no Anchor II-B or Standard B Shares outstanding for Series II.

The Net Asset Value of the Company’s outstanding shares is also available on its websites at https://pimco.com/palcoseriesi or https://pimco.com/palcoseriesii, as applicable, but the contents of the websites are not incorporated by reference in or otherwise a part of this Current Report on Form 8-K.

For additional information, please see additional details included in Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Net Asset Value as of October 31, 2025

104	Cover Page Interactive Data File, formatted in Inline XBRL

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIMCO ASSET-BASED LENDING COMPANY LLC

By:	/s/ Jason Mandinach
Name:	Jason Mandinach
Title:	Principal Executive Officer

Date: December 4, 2025